                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 29, 1998


                   FORD CREDIT AUTO OWNER TRUST Series 1998-C
            (Ford Credit Auto Receivables Two L.P. - Originator)
        -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                             333-1245                   38-3295857
--------                           ------------                 ----------
(State or other juris-      (Commission File Number)           (IRS Employer
diction of incorporation                                         I.D. No.)



The American Road, Dearborn, Michigan                           48121
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  313-322-3000


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Item 5.  Other Events

        In connection with the issuance by Ford Credit Auto Owner Trust 1998-C (the "Trust") of Asset Backed Securities pursuant to the Prospectus dated July 16, 1998 and the Prospectus Supplement dated July 20, 1998 filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Auto Receivables Two L.P. ("FCARTLP") is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS

Designation          Description                             Method of
                                                             Filing
-----------          ------------                            ----------------
Exhibit 4.1          Conformed copy of the Indenture         Filed with
                     dated as of July 1, 1998 between         this Report.
                     the Trust and Indenture Trustee.

Exhibit 4.2          Conformed copy of the Amended and       Filed with
                     Restated Trust Agreement dated as       this Report.
                     of July 1, 1998 between FCARTLP
                     and PNC Bank, Delaware.

Exhibit 8.1          Opinion of Skadden, Arps, Slate,        Filed with
                     Meagher & Flom LLP with respect to      this Report.
                     certain federal income tax matters.

Designation          Description                             Method of
                                                             Filing
-----------          ------------                            --------------
Exhibit 8.2          Opinion of H.D. Smith, Secretary        Filed with
                     and Corporate Counsel of Ford           this Report.
                     Credit relating to certain
                     Michigan tax matters.

Exhibit 23.1         Consent of Skadden, Arps, Slate,
                     Meagher & Flom LLP (included as part
                     of Exhibit 8.1).

Exhibit 23.2         Consent of H.D. Smith, Secretary
                     and Corporate Counsel of Ford
                     Credit (included as part of
                     Exhibit 8.2).

Exhibit 99.1         Conformed copy of the Sale and          Filed with
                     Servicing Agreement dated as of         this Report.
                     July 1, 1998 among FCARTLP,
                     Ford Credit and the Trust.

Exhibit 99.2         Conformed copy of the Administration    Filed with
                     Agreement dated as of July 1, 1998      this Report.
                     among Ford Credit, as administrator,
                     the Indenture Trustee and the Trust.

Exhibit 99.3         Conformed copy of the Purchase          Filed with
                     Agreement dated as of July 1, 1998      this Report.
                     between Ford Credit and FCARTLP.

Exhibit 99.4         Appendix A - Defined Terms.             Filed with
                                                             this Report.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two L.P.
                                                (Registrant)

                                    By:  Ford Credit Auto Receivables
                                         Two, Inc., General Partner


Date:  August 11, 1998             By:/s/R. P. Conrad
                                    ----------------------------------------
                                    Assistant Secretary

                                 EXHIBIT INDEX


Designation                 Description
-----------                 -----------
Exhibit 4.1          Conformed copy of the Indenture
                     dated as of July 1, 1998 between
                     the Trust and Indenture Trustee.

Exhibit 4.2          Conformed copy of the Amended and
                     Restated Trust Agreement dated as of
                     July 1, 1998 between FCARTLP and PNC
                     Bank, Delaware.

Exhibit 8.1          Opinion of Skadden, Arps, Slate,
                     Meagher & Flom LLP with respect to
                     certain federal income tax matters.

Exhibit 8.2          Opinion of H.D. Smith, Secretary
                     and Corporte Counsel of Ford Credit,
                     relating to certain Michhigan tax
                     matters.

Exhibit 23.1         Consent of Skadden, Arps, Slate,
                     Meagher & Flom LLP (included as part
                     of Exhibit 8.1).

Exhibit 23.2         Consent of H.D. Smith, Secretary and
                     Corporate Counsel of Ford Credit
                     (included as part of Exhibit 8.2).

Exhibit 99.1         Conformed copy of the Sale and Servicing
                     Agreement dated as of July 1, 1998
                     among FCARTLP, Ford Credit and the
                     Trust.

Exhibit 99.2         Conformed copy of the Administration
                     Agreement dated as of July 1, 1998
                     among Ford Credit, as administrator,
                     the Indenture Trustee and the Trust.

Exhibit 99.3 Conformed copy of the Purchase Agreement dated as of July 1, 1998 between Ford Credit and FCARTLP.

Exhibit 99.4         Appendix A - Defined Terms.